SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of
                        The Securities Exchange Act of 1934

                              September 20, 2010
                                (Date of Report)


                            ALANCO TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                                    0-9437
                            (Commission File No.)

               Arizona                                  86-0220694
      (State or other jurisdiction)         ( IRS Employer Identification No.)

               15575 N 83RD WAY, SUITE 3, SCOTTSDALE, ARIZONA 85260
              (Address of Principal Executive Office)      (Zip Code)

                                  (480)607-1010
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

( ) Written communication pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CRF 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
     Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4 ( c) under the Exchange Act (17 CFR 240.134-4(c))

Item 8.01 Other Events

On September 14, 2010 Alanco Technologies,Inc. ("the Company") was notified by Nasdaq that the Listing Qualifications Panel has determined that the Company has regained compliance with the continued listing requirements, and will remain listed on the Nasdaq Capital Market.

On September 15, 2010, the Company issued a press release announcing the compliance notification, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits

    Exhibits:

    99.1  Press release dated September 15, 2010

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 20, 2010                ALANCO TECHNOLOGIES, INC.
                                        By: /s/ John A. Carlson
                                            -------------------
                                        Chief Financial Officer